                                    This document contains 6 pages. The
                                    Exhibit Index is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported) August 15, 1996

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996B
                (Name of Trust issuing Mortgage Loan Asset Backed
                 Pass-Through Certificates, Series 1996B, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       33-84894         59-3247986
(State or Other Jurisdiction          (Commission     (I.R.S. Employer
     of Incorporation)                File Number)   Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

              Exhibit No.                   Description
              -----------                   -----------

                  19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1996B, for the August 15, 1996 distribution pursuant to
                           Section 6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as seller, and Bankers Trust Company of California, N.A., as Trustee, dated as of June 1, 1996.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MERRILL LYNCH CREDIT
                                                     CORPORATION, as Master
                                                     Servicer and on behalf of
                                                     MLCC MORTGAGE INVESTORS,
                                                     INC.



                                            By:      /s/ Steven T. Hardy
                                                     -------------------------
                                                     Name:  Steven T. Hardy
                                                     Title: Vice President and
                                                            Controller


Dated: 8/15/96

                                  Exhibit Index

     Exhibit No.                                                          Page
     -----------                                                          ----

         19.1        Statement to Certificateholders for
                     Mortgage Loan Asset Backed Pass-Through
                     Certificates Series 1996B                             5